Ticker Symbol By Class
	A	C	I
Miller Convertible Plus Fund	-	-	MCPIX

Supplement dated January 26, 2022

to the Prospectus and Summary Prospectus dated March 1, 2021, as previously supplemented

Effective immediately, the following replaces the “Example” portion of the “Miller Convertible Plus Fund – Fund Summary” section on page 1 of the Prospectus and page 2 of the Summary Prospectus:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$300	$918	$1,562	$3,290

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You should read this Supplement in conjunction with the Fund’s Prospectus and Summary Prospectus, dated March 1, 2021, as previously supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-441-4434.

Please retain this Supplement for future reference.